UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C4 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Benefit Street Partners CRE Finance LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-02	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 18, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.1, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-HR, Class X-A, Class X-HR, Class X-B, Class X-C, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $726,573,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), SG Americas Securities, LLC (“SGAS”), CastleOak Securities, L.P. (“CastleOak”), Citigroup Global Markets Inc. (“CGMI”) and Goldman, Sachs & Co. (“GS&Co.” and, together with CF&Co., SGAS, CastleOak and CGMI, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 4, 2016 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1, among the Depositor and the Underwriters. CF&Co. and SGAS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated May 6, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

All of the Private Certificates, having an aggregate initial principal amount of $113,395,889, were sold to CF&Co., SGAS, CastleOak, CGMI and GS&Co. (collectively, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 4, 2016, among the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 154 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.1, between the Depositor and CCRE, (ii) Société Générale (“SocGen”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 1, 2016 (the “SocGen Mortgage Loan Purchase Agreement”) and as to which an executed version is attached hereto as Exhibit 99.2, between the Depositor and SocGen, and

(iii) Benefit Street Partners CRE Finance LLC (“BSP”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective May 1, 2016 (the “BSP Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement and the SocGen Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) and as to which an executed version is attached hereto as Exhibit 99.3, between the Depositor and BSP.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SocGen and BSP. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,101,169, were approximately $870,810,409. Of the expenses paid by the Depositor, approximately $427,246 were paid directly to affiliates of the Depositor, approximately $496,046 in the form of fees were paid to the Underwriters and the Initial Purchasers, $15,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,573,924 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkeley Point Capital LLC will act as primary servicer with respect to 6 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2016 (the “Berkeley Point Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.5, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as OZRE Leased Fee Portfolio will initially be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (B) that certain Co-Lender Agreement, dated as of May 18, 2016 (the “OZRE Leased Fee Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.6, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hyatt Regency St. Louis at The Arch will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of February 1, 2016 (the “COMM 2016-CCRE28 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.2, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of February 10, 2016 (the “Hyatt Regency St. Louis at The Arch Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.7, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 215 West 34th Street & 218 West 35th Street will initially be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement, (b) the Berkeley Point Primary Servicing Agreement and (c) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “215 West 34th Street & 218 West 35th

Street Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.8, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as AG Life Time Fitness Portfolio will initially be primary serviced and specially serviced pursuant to (a) the COMM 2016-CCRE28 Pooling and Servicing Agreement and (b) that certain amended and restated Co-Lender Agreement, dated as of May 5, 2016 (the “AG Life Time Fitness Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.9, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Renaissance Cincinnati will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement, (b) the Berkeley Point Primary Servicing Agreement, and (c) that certain Co-Lender Agreement, dated as of May 6, 2016 (the “Renaissance Cincinnati Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.10, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as One Commerce Plaza will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of January 1, 2016 (the “CFCRE 2016-C3 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.3, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer and (b) that certain Co-Lender Agreement, dated as of January 28, 2016 (the “One Commerce Plaza Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.11, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as AvidXchange will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of May 6, 2016 (the “AvidXchange Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.12, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Madbury Commons will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of May 18, 2016 (the “Madbury Commons Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.13, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as GFH Brennan Industrial Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of April 1, 2016 (the “CGCMT 2016-C3 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.4, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, and (b) that certain Co-Lender Agreement, dated as of April 13, 2016 (the “GFH Brennan Industrial Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.14, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as NMS Los Angeles Multifamily Portfolio will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE27 Pooling and Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 4.5, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor, (b) that certain Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association (the “NMS Los Angeles Multifamily Portfolio Primary Servicing Agreement”) and as to which an executed version is attached hereto as Exhibit 99.4, and (c) that certain Co-Lender Agreement, dated as of October 29, 2015 (the “NMS Los Angeles Multifamily Portfolio Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.15, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 3 Executive Campus will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of May 18, 2016 (the “3 Executive Campus Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.16, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Home Depot – Elk Grove Village will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 13, 2016 (the “Home Depot – Elk Grove Village Co-Lender Agreement”) and as to which an executed version is attached hereto as Exhibit 4.17, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.

Further information regarding such sales relating to the price per class of Public Certificates is on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated May 6, 2016. The related registration statement (file no. 333-207567) was originally declared effective on December 8, 2015.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated May 6, 2016 and as filed with the Securities and Exchange Commission on May 18, 2016. In connection with such Prospectus, the Principal Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the COMM 2016-CCRE28 Pooling and Servicing Agreement, the CFCRE 2016-C3 Pooling and Servicing Agreement, the CGCMT 2016-C3 Pooling and Servicing Agreement, the COMM 2015-CCRE27 Pooling and Servicing Agreement, the OZRE Leased Fee Portfolio Co-Lender Agreement, the Hyatt Regency St. Louis at The Arch Co-Lender Agreement, the 215 West 34th Street & 218 West 35th Street Co-Lender Agreement, the AG Life Time Fitness Portfolio Co-Lender Agreement, the Renaissance Cincinnati Co-Lender Agreement, the One Commerce Plaza Co-Lender Agreement, the AvidXchange Co-Lender Agreement, the Madbury Commons Co-Lender Agreement, the GFH Brennan Industrial Portfolio Co-Lender Agreement, the NMS Los Angeles Multifamily Portfolio Co-Lender Agreement, the 3 Executive Campus Co-Lender Agreement, the Home Depot – Elk Grove Village Co-Lender Agreement, the Mortgage Loan Purchase Agreements, the NMS Los Angeles Multifamily Portfolio Primary Servicing Agreement and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of May 4, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Co-Lender Agreement, dated as of May 18, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial

Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.
Exhibit 4.7	Co-Lender Agreement, dated as of February 10, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.
Exhibit 4.8	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.
Exhibit 4.9	Co-Lender Agreement, dated as of May 5, 2016, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.
Exhibit 4.10	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.
Exhibit 4.11	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.
Exhibit 4.12	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.
Exhibit 4.13	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.
Exhibit 4.14	Co-Lender Agreement, dated as of April 13, 2016, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.
Exhibit 4.15	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.
Exhibit 4.16	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.

Exhibit 4.17	Co-Lender Agreement, dated as of April 13, 2016, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 6, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Benefit Street Partners CRE Finance LLC.
Exhibit 99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.
Exhibit 99.5	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2016	CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.

	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

CFCRE 2016-C4: FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of May 4, 2016, among CCRE Commercial Mortgage Securities, L.P., Cantor Fitzgerald & Co., SG Americas Securities, LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc. and Goldman, Sachs & Co.	(E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, U.S. Bank National Association, as custodian and as trustee, certificate administrator and paying agent.	(E)
4.2	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of January 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
4.5	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.6	Co-Lender Agreement, dated as of May 18, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-7 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-8 holder.	(E)
4.7	Co-Lender Agreement, dated as of February 10, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)
4.8	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4 holder.	(E)

4.9	Co-Lender Agreement, dated as of May 5, 2016, among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28, as Note A-1 holder, Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, as Note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder, Cantor	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Commercial Real Estate Lending, L.P., as Note A-4-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-4-2 holder.
4.10	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.	(E)
4.11	Co-Lender Agreement, dated as of January 28, 2016, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)
4.12	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and UBS Real Estate Securities Inc., as Note A-2 holder.	(E)
4.13	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)
4.14	Co-Lender Agreement, dated as of April 13, 2016, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.	(E)
4.15	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)
4.16	Co-Lender Agreement, dated as of May 18, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder.	(E)
4.17	Co-Lender Agreement, dated as of April 13, 2016, by and between Société Générale, as Note A-1 holder, and Société Générale, as Note A-2 holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016.	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP, dated May 18, 2016	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
(included as part of Exhibit 5).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 6, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Cantor Commercial Real Estate Lending, L.P.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Société Générale.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective May 1, 2016, between CCRE Commercial Mortgage Securities, L.P. and Benefit Street Partners CRE Finance LLC.	(E)
99.4	Primary Servicing Agreement, dated as of October 1, 2015, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.	(E)
99.5	Primary Servicing Agreement, dated as of May 1, 2016, between Berkeley Point Capital LLC and Wells Fargo Bank, National Association.	(E)